UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b) Appointment of New Independent Registered Public Accounting Firm

As previously disclosed, on March 28, 2024, KPMG LLP (“KPMG”), the independent registered public accounting firm of Li-Cycle Holdings Corp. (the “Company”), notified the Company that it had decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor.

On August 8, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company unanimously approved the selection of Marcum Canada LLP (“Marcum”) to replace KPMG as the Company’s independent registered public accounting firm for the 2024 fiscal year, and the Board recommended that shareholders of the Company vote for the appointment of Marcum at the reconvened annual and special meeting of shareholders of the Company as described below. Marcum’s appointment is expected to be effective immediately following shareholder approval.

During the fiscal years ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022, and any subsequent interim periods through the date hereof, neither the Company nor anyone on the Company’s behalf consulted with Marcum prior to their selection concerning: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K); or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01.	Other Events

On May 23, 2024, the Company adjourned its annual and special meeting of shareholders (the “Meeting”) as the Company was not able to complete its process to identify and recommend the appointment of a successor to KPMG as the Company’s registered independent public accounting firm. With the selection of Marcum as the successor registered independent public accounting firm, the Company will reconvene the Meeting on October 15, 2024 at 8:30 am (Eastern Daylight Time).

The Company’s shareholders will be asked to vote on Proposal No. 2, the appointment of Marcum as the Company’s new independent registered public accounting firm and the authorization of the Board of Directors to fix Marcum’s remuneration as will be disclosed in a supplemental proxy statement (the “Supplemental Proxy”) that will be filed with the Securities and Exchange Commission (the “SEC”). No other changes have been made in the proposals to be voted on by the shareholders.

The close of business on September 10, 2024 will be the new record date for the determination of shareholders of the Company entitled to vote at the reconvened Meeting.

Additional Information and Where to Find It

The Supplemental Proxy, once filed, definitive proxy statement and definitive additional materials and any other materials filed by the Company with the SEC are available free of charge on the SEC website at www.sec.gov.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with Proposal No. 2 in the Supplemental Proxy. Information about the Company’s executive officers and directors is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is filed with the SEC on March 15, 2024, and amended by the Form 10-K/A filed with the SEC on April 29, 2024.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K (this “Report”) may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this Report include but are not limited to statements about the appointment of Marcum as the Company’s new independent auditor, the expectation that Marcum’s expertise and understanding of Li-Cycle’s industry and business will serve the Company and its stakeholders well, the reconvening of the Meeting, the voting, the availability of the Company’s proxy materials and annual report, and the mailing of the proxy supplement. These statements are based on various assumptions, whether or not identified in this Report, made by Li-Cycle. There can be no assurance that such assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements. These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to successfully implement its global growth strategy, on a timely basis or at all; Li-Cycle’s inability to manage future global growth effectively; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li-Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s cash preservation plan and related past and further workforce reductions; Li-Cycle’s inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise strategic review of all or any of the Li-Cycle’s operations and capital project and obtain financing and other strategic alternatives; Li-Cycle’s inability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle’s potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle’s current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li-Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle’s failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; uncertainty regarding the sublease agreement with Pike Conductor Dev 1, LLC related to the construction, financing and leasing of a warehouse and administrative building for the Rochester Hub; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s heavy reliance on the experience and expertise of its management; Li-Cycle’s reliance on third-party consultants for its regulatory compliance; Li-Cycle’s inability to complete its recycling processes as quickly as customers may require; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; significant variance in Li-Cycle’s operating and financial results from period to period due to fluctuations in its operating costs and other factors; fluctuations in foreign currency exchange rates which could result in declines in reported sales and net earnings; unfavorable economic conditions, such as consequences of the global COVID-19 pandemic; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li-Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interests that may differ from, or be in conflict with, the interests of other shareholders; risks related to adoption of Li-Cycle’s shareholder rights plan and amendment to the shareholder rights plan; risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; and the volatility of the price of Li-Cycle’s common shares.

These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission (“OSC”) in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessment as of any date subsequent to the date of this Report.

The following Exhibit is filed as part of this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated August 9, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

	By:	/s/ Ajay Kochhar
	Name:	Ajay Kochhar
	Title:	President & CEO and Director
Date: August 9, 2024